Exhibit 10.7

RESIGNATION AND APPOINTMENT OF AGENT AGREEMENT AND ASSIGNMENT OF FINANCING DOCUMENTS

    This Resignation and Appointment of Agent Agreement and Assignment of Financing Documents (this “Agreement”), dated as of March 27, 2023 (the “Effective Date”), by and among Credit Suisse AG, New York Branch (“Credit Suisse”), in its capacity as Administrative Agent (as such term is defined below), Atlas Securitized Products Holdings, L.P. (“Atlas”), as the “Successor Agent” (the “Successor Agent”), Sunnova TEP Holdings, LLC (the “Borrower”), Sunnova TE Management, LLC, in its capacity as facility administrator (the “Facility Administrator”), the other Relevant Parties (as defined in the Credit Agreement (as defined below)) and the Lenders party hereto.

RECITALS

    WHEREAS, Credit Suisse is the Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders and the Funding Agents under and as defined in that certain Amended and Restated Credit Agreement, dated as of March 29, 2021, by and among the Borrower, the Facility Administrator, the Administrative Agent, the Lenders party thereto, the Funding Agents representing groups of Lenders party thereto, Wells Fargo Bank, National Association, as paying agent, and U.S. Bank National Association, as verification agent (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Credit Agreement”); and

WHEREAS, (i) Credit Suisse desires to resign as Administrative Agent and assign to Successor Agent all of its rights, title and interests as Administrative Agent in, to and under the Credit Agreement and the other Transaction Documents and any other documents, instruments, certificates, financing statements and agreements relating to the Credit Agreement (together with the Credit Agreement, collectively, the “Financing Documents”), (ii) Credit Suisse desires to resign as Funding Agent for the Lenders in the CS Lender Group, (iii) the Lenders party hereto and the Borrower desire to appoint the Successor Agent as the new Administrative Agent (as defined in the Credit Agreement) under the Financing Documents, (iv) Atlas Securitized Products Funding 1, L.P., as Lender, desires to appoint Atlas as its Funding Agent under the Credit Agreement and the other Financing Documents, and (v) the Successor Agent desires to accept such assignment from Credit Suisse, accept such appointments from the Lenders and the Borrower, as applicable, and assume the role of Administrative Agent and Funding Agent for Atlas Securitized Products Funding 1, L.P. under the Financing Documents, in each case subject to the terms and conditions hereof.

1.    Resignation of Credit Suisse as the Administrative Agent and Assignment of Financing Documents. Effective as of the Effective Date, Credit Suisse hereby (i) resigns as Administrative Agent under the Financing Documents and (ii) sells, assigns, grants, conveys and transfers all of its rights, title and interests as Administrative Agent in, to and under such Financing Documents to the Successor Agent (collectively, the “Resignation and Assignment”). As of the Effective Date, Credit Suisse shall have no further rights, powers, privileges, obligations or duties as Agent under the Financing Documents, in each case except such rights, privileges or duties which explicitly survive Credit Suisse’s resignation as Agent and the termination or assignment of the Financing Documents.

2.    Appointment of Successor Agent as the Administrative Agent and Assumption of Financing Documents. Effective as of the Effective Date, the Lenders party hereto and the Borrower hereby appoint the Successor Agent as Administrative Agent under the Financing Documents, and the Successor Agent accepts such appointment and the assignment from Credit Suisse of such Financing Documents, and hereby agrees to accept and assume all rights, powers, privileges, obligations and duties as Administrative Agent under such Financing Documents, in each case arising from and after the Effective Date (collectively, the “Administrative Agent Appointment”).

3.    Appointment of Successor Agent as the Funding Agent for Atlas Securitized Products Funding 1, L.P. Effective as of the Effective Date, Atlas Securitized Products Funding 1, L.P. hereby appoints the Successor Agent as its Funding Agent under the Financing Documents, and the Successor Agent accepts such appointment, and hereby agrees to accept and assume all rights, powers, privileges, obligations and duties as a Funding Agent under such Financing Documents, in each case arising from and after the Effective Date (the foregoing appointment, together with the Resignation and Assignment and the Administrative Agent Appointment, collectively, the “Transaction”).

4.    Relevant Party Consent. Each Relevant Party and each Lender party hereto hereby (i) consents to the Transaction (and, if required by the Credit Agreement or any other Financing Document, appoints Successor Agent as “Administrative Agent” under the Credit Agreement and any other applicable Financing Documents) and acknowledges and agrees that Credit Suisse shall have no further rights, powers, privileges or duties as Administrative Agent under the Financing Documents, except such rights, privileges or duties which explicitly survive Credit Suisse’s resignation and the termination of the Financing Documents, (ii) consents to a future transfer by Successor Agent of its rights, obligations and interests as Administrative Agent in, to and under such Financing Documents to any affiliate of Successor Agent (and, if required by the Credit Agreement, appoints such affiliate as “Administrative Agent” under the Credit Agreement and any other applicable Financing Documents) and acknowledges and agrees that Successor Agent or the assigning affiliate, as applicable, shall have no further rights, powers, privileges or duties as Administrative Agent under the Financing Documents, except such rights, powers, privileges or duties which explicitly survive such resignation and the termination of the Financing Documents, provided that (A) Successor Agent provides advance written notice of such transfer to the Borrower and the Lenders, (B) the Successor Agent, the affiliate assignee as the new “Successor Agent” and the Majority Lenders provide the Borrower with consent in form and substance similar to (or otherwise reasonably satisfactory to the Borrower) the consent provided in Section 6 hereof in connection with such assignment and (C) any such further assignment will also comply with the perfection requirements of Section 6 hereof, and (iii) waives any applicable advance notice requirements for the resignation of Credit Suisse as Administrative Agent and appointment of Successor Agent as successor “Administrative Agent” under the Credit Agreement and any other applicable Financing Documents.

5.    Further Assurances. The parties hereto agree, from time to time, to enter into such further agreements and to execute all such further instruments as may be reasonably necessary to give full effect to the terms of this Agreement and the assignment and assumption contemplated hereby, including, for the avoidance of doubt any actions needed to perfect the Successor Agent’s (and an affiliate therof as successor “Agent”) security interest in the Collateral as described in Section 6 hereof.

6.    Consent. The parties hereto agree and acknowledge that in connection with the Transaction, additional actions may be needed to perfect the Successor Agent’s (and an affiliate therof as successor “Agent”) security interest in the Collateral, including but not limited to filing of UCC-3 financing statements amendments, delivery of possessory collateral, if any, from Credit Suisse to the Successor Agent (and an affiliate therof as successor “Agent”) and confirming change of control party with custodians and paying agents, as applicable. Subject to the Borrower’s and each other party’s obligation to comply with the Further Assurances covenant in Section 5 hereof, the Successor Agent (and an affiliate therof as successor “Agent”), Funding Agents and Lenders consent to a waiver of the obligations of the Borrower or other Relevant Parties under the Credit Agreement and the other Financing Documents to maintain perfection of the security interests in the Collateral that cannot be perfected by filing, in connection with the Transaction during the period, if any, between the effective date of the Transaction and the date of filing of UCC-3 financing statement amendments or, with respect to Collateral requiring other perfection actions under the UCC, the date on which such other actions, if any, needed to perfect the Successor Agent’s (and an affiliate therof as successor “Agent”) security interest in the Collateral have been completed pursuant to Section 5 hereof.

7.    References. From and after the Effective Date and until such time, if any, that the Successor Agent effectuates a resignation in accordance with Section 7.9 of the Credit Agreement, all references in the Financing Documents to “Administrative Agent” shall, in each case, mean and be a reference to the Successor Agent, acting in such capacity.

8.    Notices. All notices and payments delivered to “Administrative Agent” pursuant to any Financing Document shall be delivered to Successor Agent, in accordance with the provisions set forth in such Financing Document, at its address at 3 Bryant Park, New York, New York 10036, Telephone: [redacted], E-mail: [redacted].

9.    Miscellaneous. This Agreement and the rights and obligations of the parties hereunder shall, in accordance with Section 5 1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles thereof that would call for the application of the laws of any other jurisdiction. This Agreement shall constitute the entire understanding the parties hereto with respect to the subject matter hereof and supersede any prior or contemporaneous agreements, written or oral, with respect thereto. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include electronic signatures, deliveries, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature, physical delivery thereof, or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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As evidence of the agreement by the parties hereto to the terms contained herein, each such party has caused this agreement to be duly executed on its behalf.

Credit Suisse AG, New York Branch,
as Administrative Agent and as a Funding Agent
By:    /s/ Patrick Remmert Jr
    Name: Patrick Remmert Jr
    Title: Authorized Signatory
By:    /s/ John J. McDonald, Jr.
    Name: John J. McDonald, Jr.
    Title: Authorized Signatory

Atlas Securitized Products Holdings, L.P., as Successor Agent and as a Funding Agent
By: Atlas Securitized Products Advisors GP, LLC, its general partner
    By: /s/ William B. Kuesel
    Name:    William B. Kuesel
    Title:    Vice President

Sunnova TEP Holdings, LLC, as Borrower
By:    _/s/ Margaret C. Fitzgerald
    Name: Margaret C. Fitzgerald
    Title:    Senior Vice President,
        Deputy General Counsel and Secretary

Sunnova TE Management, LLC, as Facility Administrator
By:    _/s/ Margaret C. Fitzgerald
    Name: Margaret C. Fitzgerald
    Title:    Senior Vice President,
        Deputy General Counsel and Secretary
Sunnova SAP IV, LLC, as a Relevant Party
By:    _/s/ Margaret C. Fitzgerald
    Name: Margaret C. Fitzgerald
    Title:    Senior Vice President,
        Deputy General Counsel and Secretary

Sunnova TEP V-A Manager, LLC, as a Relevant Party
By:     /s/ Walter A. Baker
    Name:    Walter A. Baker
    Title:    Executive Vice President,
        General Counsel

Sunnova TEP V-B Manager, LLC, as a Relevant Party
By:     /s/ Walter A. Baker
    Name:    Walter A. Baker
    Title:    Executive Vice President,
        General Counsel

Sunnova TEP V-C Manager, LLC, as a Relevant Party
By:     /s/ Walter A. Baker
    Name:    Walter A. Baker
    Title:    Executive Vice President,
        General Counsel

Sunnova TEP 6-A Manager, LLC, as a Relevant Party
By:     /s/ Walter A. Baker
    Name:    Walter A. Baker
    Title:    Executive Vice President,
        General Counsel

Sunnova TEP 6-B Manager, LLC, as a Relevant Party
By:     /s/ Walter A. Baker
    Name:    Walter A. Baker
    Title:    Executive Vice President,
        General Counsel

Sunnova TEP 6-D Manager, LLC, as a Relevant Party
By:     /s/ Walter A. Baker
    Name:    Walter A. Baker
    Title:    Executive Vice President,
        General Counsel

Sunnova TEP 7-A Manager, LLC, as a Relevant Party
By:     /s/ Walter A. Baker
    Name:    Walter A. Baker
    Title:    Executive Vice President,
        General Counsel

Sunnova TEP 7-D Manager, LLC, as a Relevant Party
By:     /s/ Walter A. Baker
    Name:    Walter A. Baker
    Title:    Executive Vice President,
        General Counsel

Sunnova TEP 7-B Manager, LLC, as a Relevant Party
By:     /s/ Walter A. Baker
    Name:    Walter A. Baker
    Title:    Executive Vice President,
        General Counsel

Atlas Securitized Products Funding 1, L.P.,
as a Lender
By: Atlas Securitized BKR 1, L.P., its general partner
By: Atlas Securitized FundingCo GP LLC, its general partner
By:    _/s/ Joseph Glatt
    Name:    Joseph Glatt
    Title:    President

East West Bank, as a Funding Agent and as a Lender
By:_/s/ Keith Kishiyama
Name: Keith Kishiyama
Title: SVP – Director of Corporate Finance

LibreMax Opportunistic Value Master Fund, LP, as a Funding Agent and as a Lender
By: LibreMax GP, LLC, its general partner
By: LibreMax Parent GP, LLC, its managing member
By: /s/ Frank Bruttomesso
Name: Frank Bruttomesso
Title: Founding Member